Exhibit 99.1

Acquired Properties

Statements of Revenues and Direct Operating Expenses

For the Years Ended December 31, 2011, 2012 and 2013 and

For the Six Months Ended June 30, 2014 and 2013

Independent Auditor’s Report

The Board of Directors and Stockholders of

Callon Petroleum Company

We have audited the accompanying Statements of Revenues and Direct Operating Expenses of the Acquired Properties, as defined in Note 1 - Summary of Significant Accounting Policies, for the years ended December 31, 2011, 2012 and 2013 (the “Statements”), and the related notes.

Management’s Responsibility for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statements of Revenues and Direct Operating Expenses referred to above present fairly, in all material respects the revenues and direct operating expenses of the Acquired Properties for the years ended December 31, 2011, 2012 and 2013, in accordance with accounting principles generally accepted in the United States of America.

Melton & Melton, L.L.P.

Houston, Texas

September 8, 2014

Acquired Properties

Audited Statements of Revenues and Direct Operating Expenses

(in thousands)

	For the Years Ended December 31,
	2013	2012	2011
Revenues:
Oil sales	$43,271	$53,522	$47,043
Natural gas sales	5,926	6,665	6,006

Total revenues	49,197	60,187	53,049
Direct operating expenses:
Lease operating expenses	6,699	8,596	4,908
Production taxes	1,994	2,467	2,168

Total direct operating expenses	8,693	11,063	7,076

Revenues in excess of direct operating expenses	$40,504	$49,124	$45,973

See accompanying Notes to the Audited Statements of Revenues and Direct Operating Expenses.

Acquired Properties

Notes to the Audited Statements of Revenues and Direct Operating Expenses

(Unless otherwise indicated, dollar amounts included in the notes are presented in thousands)

NOTE 1 - Summary of Significant Accounting Policies

Basis of Presentation

On August 29, 2014, Callon Petroleum Company (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with unaffiliated private entities (the “Sellers”) to acquire certain undeveloped acreage and oil and gas producing properties located in Midland, Andrews, Ector and Martin Counties, Texas (the “Acquired Properties”) for an approximate aggregate cash purchase price of $212.6 million, subject to customary purchase price adjustments with an effective date of May 1, 2014.

The Acquired Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available or practicable to obtain for the Acquired Properties. The Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Acquired Properties and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from natural gas, natural gas liquids (“NGLs”) and crude oil. The accompanying Statements of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 3-05 of Securities and Exchange Commission (the “SEC”) Regulation S-X.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statements of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Acquired Properties’ net revenue interest, while revenue is accrued for the undelivered volumes. The revenue received from the sale of NGLs is included in natural gas sales. The Acquired Properties had no significant imbalances during the periods presented.

Operating Expenses

Operating expenses are recognized when incurred and include amounts incurred to bring crude oil, natural gas, and natural gas liquids to the surface, gather, transport, field process, treat and store same.

Concentration of Credit Risk

The Acquired Properties’ revenues were derived from sales to one customer during the periods presented. This concentration may impact the Acquired Properties’ overall business risk, either positively or negatively, in that this customer may be similarly affected by changes in economic or other conditions. The Company believes this risk is mitigated by the size, reputation and nature of this customer and the availability of other purchasers. All of the Acquired Properties’ revenues are from oil and gas production in Texas. This concentration may also impact the Acquired Properties by changes in the Texas region.

NOTE 2 - Subsequent Events

No subsequent events have occurred through September 8, 2014, the date the Statements of Revenues and Direct Operating Expenses were available to be issued, that require consideration as adjustments to or disclosure in the Statements of Revenues and Direct Operating Expenses.

NOTE 3 - Supplemental Oil and Gas Information (Unaudited)

The following tables summarize the net ownership interest in the proved oil and gas reserves and the standardized measure of discounted future net cash flows related to the proved oil and gas reserves for the Acquired Properties. Natural gas volumes include natural gas liquids.

Proved reserves as of December 31, 2011, 2012 and 2013 were estimated by qualified petroleum engineers of the Company using historical data and other information from the records of the Sellers.

All information set forth herein relating to the proved reserves as of December 31, 2011, 2012 and 2013, including the estimated future net cash flows and present values, from those dates, is taken or derived from the records of the Sellers of the Acquired Properties. These estimates were based upon review of historical production data and other geological, economic, ownership, and engineering data provided related to the reserves. The reserve disclosures are based on reserve studies prepared as of December 31, 2013 and adjusted for production; accordingly, there are no revisions of the previous estimates. No reports on these reserves have been filed with any federal agency. In accordance with the SEC’s guidelines, estimates of proved reserves and the future net revenues from which present values are derived were based on an unweighted 12-month average of the first-day-of-the-month price for the period, held constant throughout the life of the Acquired Properties. Operating costs, development costs, and certain production-related taxes, which are based on current information and held constant, were deducted in arriving at estimated future net revenues.

The proved reserves of the Acquired Properties, all held within the United States, together with the changes therein are as follows:

	Changes in Reserve Quantities
	For the Years Ended December 31,
	2013	2012	2011
Proved developed and undeveloped reserves:
Oil (MBbls):
Beginning of period	3,368	3,963	4,468
Revisions to previous estimates	—	—	—
Production	(460)	(595)	(505)

End of period	2,908	3,368	3,963

Natural Gas (MMcf):
Beginning of period	9,669	10,775	11,726
Revisions to previous estimates	—	—	—
Production	(1,260)	(1,106)	(951)

End of period	8,409	9,669	10,775

	Reserve Quantities
	For the Years Ended December 31,
	2013	2012	2011
Proved developed:
Oil (MBbls)
Beginning of period	3,368	3,963	4,468
End of period	2,908	3,368	3,963
Natural gas (MMcf)
Beginning of period	9,669	10,775	11,726
End of period	8,409	9,669	10,775
MBOE:
Beginning of period	4,980	5,759	6,422
End of period	4,310	4,980	5,759
Proved undeveloped reserves:
Oil (MBbls)
Beginning of period	—	—	—
End of period	—	—	—
Natural gas (MMcf)
Beginning of period	—	—	—
End of period	—	—	—
MBOE:
Beginning of period	—	—	—
End of period	—	—	—

Future cash inflows are computed by applying a 12-month average commodity price adjusted for location and quality differentials for 2011, 2012 and 2013 to year-end quantities of proved reserves. Future development costs include future asset retirement costs. Future production costs do not include any general and administrative expenses. Income taxes were determined based on the statutory federal income tax rate. A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Acquired Properties.

The discounted future cash flow estimates do not include the effects of derivative instruments. The average price used per commodity follows:

	2013	2012	2011
Average 12-month price, net of differentials, per Mcf of natural gas	$4.70	$6.03	$6.32
Average 12-month price, net of differentials, per barrel of oil	$94.04	$89.99	$93.09

Standardized measure of discounted future net cash flows relating to proved reserves was as follows:

	Standardized Measure
	For the Years Ended December 31,
	2013	2012	2011
Future cash inflows	$312,942	$361,356	$436,958
Future costs -
Production	(141,193)	(150,663)	(163,021)
Development and net abandonment	—	—	—

Future net inflows before income taxes	171,749	210,693	273,937
Future income taxes	(16,478)	(22,773)	(35,065)

Future net cash flows	155,271	187,920	238,872
10% discount factor	(65,134)	(78,264)	(96,676)

Standardized measure of discounted future net cash flows	$90,137	$109,656	$142,196

The principal changes in standardized measure of discounted future net cash flows were as follows:

	Changes in Standardized Measure
	For the Years Ended December 31,
	2013	2012	2011
Standardized measure at the beginning of the period	$109,656	$142,196	$147,349
Changes
Sales and transfers, net of production costs	(40,504)	(49,124)	(45,973)
Net change in sales and transfer prices, net of production costs	959	(8,631)	28,728
Net change due to purchases and sales of in place reserves	—	—	—
Extensions, discoveries, and improved recovery, net of future production and development costs incurred	—	—	—
Changes in future development cost	—	—	—
Revisions of quantity estimates	—	—	—
Accretion of discount	12,614	16,736	17,015
Net change in income taxes	4,770	8,681	(2,365)
Changes in production rates, timing and other	2,642	(202)	(2,558)

Aggregate change	(19,519)	(32,540)	(5,153)

Standardized measure at the end of period	$90,137	$109,656	$142,196

Acquired Properties

Unaudited Statements of Revenues and Direct Operating Expenses

(in thousands)

	For the Six Months Ended June 30,
	2014	2013
Revenues:
Oil sales	$16,978	$22,456
Natural gas sales	3,238	3,069

Total revenues	20,216	25,525
Direct operating expenses:
Lease operating expenses	2,375	2,950
Production taxes	782	1,035

Total direct operating expenses	3,157	3,985

Revenues in excess of direct operating expenses	$17,059	$21,540

Acquired Properties

Notes to the Unaudited Statements of Revenues and Direct Operating Expenses

(Unless otherwise indicated, dollar amounts included in the notes are presented in thousands)

NOTE 1 - Summary of Significant Accounting Policies

Basis of Presentation

On August 29, 2014, Callon Petroleum Company (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with unaffiliated private entities (the “Sellers”) to acquire certain undeveloped acreage and oil and gas producing properties located in Midland, Andrews, Ector and Martin Counties, Texas (the “Acquired Properties”) for an approximate aggregate cash purchase price of $212.6 million, subject to customary purchase price adjustments with an effective date of May 1, 2014.

The Acquired Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available or practicable to obtain for the Acquired Properties. The Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Acquired Properties and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from natural gas, natural gas liquids (“NGLs”) and crude oil. The accompanying Statements of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 3-05 of Securities and Exchange Commission (the “SEC”) Regulation S-X.

In the opinion of management, the accompanying unaudited Statements of Revenues and Direct Operating Expenses reflect all adjustments, including normal recurring adjustments, necessary to present fairly the Acquired Properties’ revenues and direct operating expenses for the periods indicated.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statements of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Acquired Properties’ net revenue interest, while revenue is accrued for the undelivered volumes. The revenue received from the sale of NGLs is included in natural gas sales. The Acquired Properties had no significant imbalances during the periods presented.

Operating Expenses

Operating expenses are recognized when incurred and include amounts incurred to bring crude oil, natural gas, and natural gas liquids to the surface, gather, transport, field process, treat and store same.

Concentration of Credit Risk

The Acquired Properties’ revenues were derived from sales to one customer during the periods presented. This concentration may impact the Acquired Properties’ overall business risk, either positively or negatively, in that this customer may be similarly affected by changes in economic or other conditions. The Company believes this risk is mitigated by the size, reputation and nature of this customer and the availability of other purchasers. All of the Acquired Properties’ revenues are from oil and gas production in Texas. This concentration may also impact the Acquired Properties by changes in the Texas region.

NOTE 2 - Subsequent Events

No subsequent events have occurred through September 8, 2014, the date the Statements of Revenues and Direct Operating Expenses were available to be issued, that require consideration as adjustments to or disclosure in the Statements of Revenues and Direct Operating Expenses.